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Exhibit 99.1

PERIODIC REPORT CERTIFICATION
of
Chief Executive Officer

        I, Robert P. LoCascio, Chief Executive Officer of LivePerson, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Annual Report of the Company on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003	/s/ ROBERT P. LOCASCIO Robert P. LoCascio Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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PERIODIC REPORT CERTIFICATION of Chief Executive Officer